UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
December 1, 2014

PRO-DEX, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-14942	84-1261240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2361 McGaw Avenue
Irvine, California 92614
(Address of Principal Executive Offices)

(949) 769-3200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 1, 2014, Pro-Dex, Inc. (“Pro-Dex” or the “Company”) completed its acquisition of substantially all the assets of Huber Precision, a Northern California-based sole proprietorship (“Huber”) that is engaged in the manufacture of machined parts, primarily for customers on the oil and electronics industries (the “Acquisition”).  The Acquisition was made pursuant to an Asset Purchase Agreement, as amended, between the Company and Huber dated June 23, 2014 ( the “Agreement”), which Agreement became effective upon the Company making an initial deposit on July 2, 2014 as reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 9, 2014.

The aggregate purchase price for the Acquisition was $207,000 (inclusive of deposit amounts).  The Agreement contains representations, warranties and covenants customary for a transaction of this type.

 Copies of the Agreement, and Amendment Nos. 1 and 2 thereto, were attached as Exhibit Nos. 10.38, 10.39 and 10.40, respectively, to the Company’s Annual Report on Form 10-K filed with the SEC on September 18, 2014.  Amendment No. 3 to the Agreement is attached as an exhibit to this Current Report.  The above descriptions are qualified by reference to the complete text of those documents.

Item 5.07	Submission of Matters to a Vote of Security Holders

On December 3, 2014, Pro-Dex, Inc. (the “Company”) held its 2014 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the five proposals and advisory vote set forth below. The proposals and advisory vote are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on October 22, 2014 (the “Proxy Statement”).

1.
To elect Raymond E. Cabillot, William J. Farrell III, David C. Hovda, Harold A. Hurwitz and Nicholas J. Swenson (the “Candidates”) to serve as members of the board of directors (“Board”) of the Company until their successors are duly elected and qualified.

Candidate	Votes For	Withheld
Raymond E. Cabillot	2,136,730	31,797
William J. Farrell III	2,123,265	45,262
David C. Hovda	2,128,570	39,957
Harold A. Hurwitz	2,141,897	36,630
Nicholas J. Swenson	2,130,636	37,891

On the basis of the foregoing votes, each of the Candidates was elected.

2.	To ratify the appointment of Moss Adams, LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2015.

For	Against	Abstain
3,522,822	12,276	54,463

On the basis of the foregoing votes, the proposal was ratified.

3.	To cast a non-binding advisory vote with regard to the compensation of the Company’s Named Executive Officers (as defined in the Proxy Statement) as set forth in the Proxy Statement.

For	Against	Abstain
2,065,648	48,122	54,757

On the basis of the foregoing votes, the shareholders approved, on a non-binding advisory basis, the compensation of the Named Executive Officers.

4.	To approve the termination of the Amended and Restated 2004 Directors’ Stock Option Plan.

For	Against	Abstain
2,078,522	49,957	40,048

On the basis of the foregoing votes, the proposal was approved.

5.	To approve the establishment of the 2014 Employee Stock Purchase Plan.

For	Against	Abstain
2,063,822	62,724	41,981

On the basis of the foregoing votes, the proposal was approved.

Item 9.01	Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number	Description

10.1	Amendment #3 to Asset Purchase Agreement dated November 28, 2014 by and between Pro-Dex, Inc. and Hans Huber, sole proprietor of Huber Precision filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2014

Pro-Dex, Inc.

	By:	/s/ Harold A. Hurwitz
Harold A. Hurwitz
Chief Executive Officer